[USAA(R) logo appears here.]






                                USAA HIGH-YIELD
                                     OPPORTUNITIES Fund






                                         [Image appears here.]









                    Semiannual Report

--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            13

      FINANCIAL INFORMATION

         Portfolio of Investments                                     14

         Notes to Portfolio of Investments                            23

         Statement of Assets and Liabilities                          25

         Statement of Operations                                      26

         Statements of Changes in Net Assets                          27

         Notes to Financial Statements                                28

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

   First Start Growth             State Money Market           S&P 500 Index

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income          --------------------------------------------------

      Income Stock                    GNMA Trust            Balanced Strategy

     International             High-Yield Opportunities    Cornerstone Strategy

Precious Metals and Minerals            Income           Growth and Tax Strategy

   Science & Technology         Intermediate-Term Bond       Growth Strategy*

     Small Cap Stock               Short-Term Bond           Income Strategy*

          Value               ---------------------------
                                    TAX-EXEMPT BOND
      World Growth            ---------------------------

                                      Long-Term

                                  Intermediate-Term

                                      Short-Term

                                  State Bond/Income     *CLOSED TO NEW INVESTORS
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA HIGH-YIELD OPPORTUNITIES FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT

[Photograph of the President and Vice
Chairman of the Board, Christopher W.
Claus, appears here.]                                   "
                                              THE MORE THINGS CHANGE,

                                            THE MORE THEY STAY THE SAME.
                                                        "

--------------------------------------------------------------------------------


               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slowdowns in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------


               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board






               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA HIGH-YIELD OPPORTUNITIES FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Provide an attractive total return primarily through high current income and secondarily through capital appreciation.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Normally at least 80% of the Fund's assets will be invested in high-yield securities, including bonds often referred to as junk bonds, convertible securities, or preferred stocks.

--------------------------------------------------------------------------------
                                                   1/31/02          7/31/01
--------------------------------------------------------------------------------
 Net Assets                                    $56.9  Million    $53.8  Million
 Net Asset Value Per Share                          $8.51            $8.95


--------------------------------------------------------------------------------
                  Average Annual Total Returns as of 1/31/02
--------------------------------------------------------------------------------
         7/31/01 TO 1/31/02*         1 YEAR          SINCE INCEPTION ON 8/2/99
                0.01%                -0.47%                    4.15%


* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA High-Yield Opportunities Fund, the Credit Suisse First Boston (CSFB) Global High Yield Index, the Lipper High Current Yield Funds Average, and the Lipper High Yield Bond Funds Index for the period of 08/02/1999 through 01/31/2002. The data points from the graph are as follows:


            USAA HIGH-YIELD     CSFB GLOBAL     LIPPER HIGH      LIPPER HIGH
             OPPORTUNITIES      HIGH YIELD     CURRENT YIELD     YIELD BOND
                  FUND             INDEX         FUNDS AVG.      FUNDS INDEX
            ---------------     -----------    -------------     -----------

08/02/99        $10,000           $10,000         $10,000          $10,000
01/31/00         10,517             9,999          10,067           10,036
07/31/00         10,780            10,049          10,003            9,910
01/31/01         11,121            10,086           9,901            9,710
07/31/01         11,068            10,029           9,515            9,172
01/31/02         11,069            10,160           9,492            9,033


               DATA SINCE INCEPTION ON 8/2/99 THORUGH 1/31/02.





See the following page for benchmark definitions.



NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

8

....CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High-Yield Opportunities Fund to the following benchmarks:

                  - The Credit Suisse First Boston (CSFB) Global High Yield Index, an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market.

                  - The Lipper High Current Yield Funds Average, the average performance level of all high current yield funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

                  - The Lipper High Yield Bond Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper High Current Yield Funds category.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the portfolio manager,
Matthew Freund, CFA, appears here.]

                                            Matthew Freund, CFA


--------------------------------------------------------------------------------

               The USAA High-Yield Opportunities Fund returned 0.01% for the six-month period ended January 31, 2002, compared to the Lipper High Current Yield Funds Average, which returned -0.18%. Over the same period, the S&P 500 Index returned -6.01%, and 10-year U.S. Treasuries returned 1.88%. We are pleased to report that since its inception on August 2, 1999*, your Fund's average annual total return is 4.15%, compared to a -2.27% average return for peers in its Lipper category -- a difference of more than 6%.

               High-yield   securities   are  a   unique   asset   class,   with
               characteristics of both stocks and higher quality bonds. As such, the





               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 8 FOR THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE DEFINITION.

               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               *THE  PERFORMANCE OF THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY
                AVERAGE IS CALCULATED FROM THE END OF THE MONTH OF JULY 31, 1999, WHILE THE FUND'S INCEPTION DATE IS AUGUST 2, 1999. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS BECAUSE OF THIS DIFFERENCE.

10

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               Fund's long-term total returns have generally fallen between the returns of these two asset classes (see the following graph). This tendency to act differently is not a mistake and provides a significant diversification advantage.


                               COMPARATIVE RETURNS
                               -------------------

A chart in the form of a line graph appears here, illustrating the comparison of the USAA High-Yield Opportunities Fund return to the S&P 500 Index and to the Salomon Smith Barney Treasury 10-Year Benchmark for the period of 07/31/2001 through 01/31/2002. The data points from the graph are as follows:

                                                            SALOMON SMITH BARNEY
                USAA HIGH-YIELD                               TREASURY 10-YEAR
              OPPORTUNITIES FUND       S&P 500 INDEX              BENCHMARK
              ------------------       -------------        --------------------

07/31/2001           0.00%                 0.00%                      0.00%
08/31/2001           1.10%                -6.26%                      1.41%
09/28/2001          -5.12%               -13.83%                      3.78%
10/31/2001          -1.95%               -12.19%                      6.59%
11/30/2001           1.63%                -5.45%                      3.22%
12/31/2001           0.48%                -4.62%                      1.36%
01/31/2002           0.01%                -6.01%                      1.88%


               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE SALOMON SMITH BARNEY U.S. TREASURY 10-YEAR (ON-THE-RUN) BENCHMARK IS A COMPONENT OF THE SALOMON SMITH BARNEY U.S. BROAD INVESTMENT-GRADE (USBIG) BOND INDEX(SM); IT MEASURES THE PERFORMANCE OF THE MOST RECENTLY AUCTIONED TREASURY ISSUES WITH 10 YEARS TO MATURITY. THE USBIG IS AN UNMANAGED,
               MARKET-CAPITALIZATION-WEIGHTED INDEX AND INCLUDES FIXED-RATE TREASURY, GOVERNMENT-SPONSORED, MORTGAGE, ASSET-BACKED, AND INVESTMENT-GRADE ISSUES WITH A MATURITY OF ONE YEAR OR LONGER AND A MINIMUM AMOUNT OUTSTANDING OF $1 BILLION IN TREASURIES.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

....CONTINUED
--------------------------------------------------------------------------------


MARKET REVIEW

               The events of September 11, 2001, and the December bankruptcy of Enron Corporation dominated the U.S. economy and financial markets. Before the terrorist attacks, we believed the economy was already in a rolling recession, as one industry after another announced weakness and consumer confidence began to decline. After the attacks, stocks tumbled and the Federal Reserve Board moved quickly to maintain liquidity, cutting short-term interest rates four times before year-end. As the equity and high-yield markets staged impressive rallies from their post-attack lows, they were challenged by a crisis of confidence in the quality of U.S. financial reporting. As a result, high-yield bond prices fell, offering the possibility of an attractive total return as the economy recovers and confidence is gradually restored.


STRATEGY REVIEW

               In the wake of the terrorist attacks, the financial markets were volatile and began to stabilize only toward the end of 2001. We made selective purchases after the attacks and remained fully invested so your Fund could participate in the anticipated economic recovery. We held significant positions in relatively recession-resistant sectors, such as gaming, health care, food, and cable TV. Late in the period, we added to our wireless telecommunications holdings because we believe they have the potential to outperform going forward.

12

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


OUTLOOK

               We  believe  the  country's  long-term  economic  prospects  have improved and that the events of September 11 may have simultaneously increased the severity and shortened the duration of the recession. If a modest recovery begins in 2002, the high-yield market is well-positioned in relation to stocks and higher-quality bonds. As always, we will maintain our research discipline and long-term focus. History has repeatedly shown that the markets try to anticipate changes in the economy before they occur. We do not believe in trying to time the markets. But we do believe that over the long term, the high-yield market has the potential to provide a total return greater than high-quality bonds (with less interest rate sensitivity) and lower than the broad equity markets (with more predictability and higher current income).

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


-----------------------------------------------
              TOP 10 HOLDINGS
             (% of Net Assets)
-----------------------------------------------

   Pemex Finance Ltd.,
   Senior Notes                          3.9%

   Intermedia Communications, Inc.,
   Senior Subordinated Discount Notes    3.8%

   TriNet Corporate Realty Trust, Inc.,
   Dealer Remarketed Securities          3.0%

   TFM S.A. de C.V.,
   Senior Discount Debentures            2.4%

   Charter Communications
   Holdings LLC, Senior Discount Notes
   (5/15/2011)                           2.2%

   Mediacom Broadband LLC,
   Senior Notes                          1.9%

   Stewart Enterprises, Inc.,
   Senior Subordinated Notes             1.9%

   United Surgical Partners,
   Senior Subordinated Notes             1.8%

   US Unwired, Inc.,
   Senior Subordinated Discount Notes    1.8%

   KinderCare Learning Center, Inc.,
   Senior Subordinated Notes             1.7%

-----------------------------------------------

                                        ----------------------------------------
                                                    TOP 10 INDUSTRIES
                                                    (% of Net Assets)
                                        ----------------------------------------

                                         Broadcasting & Cable TV          10.1%

                                         Wireless Telecommunication       10.0%
                                         Services

                                         Casinos & Gaming                  6.9%

                                         Integrated Telecommunication      6.8%
                                         Services

                                         Diversified Commercial Services   6.4%

                                         Real Estate Investment Trusts     4.5%

                                         Integrated Oil & Gas              3.9%

                                         Railroads                         3.3%

                                         Electric Utilities                2.9%

                                         Specialty Chemicals               2.7%

                                        ----------------------------------------


 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-22.

14

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

            CORPORATE OBLIGATIONS (95.2%)

            AIRLINES (0.8%)
  $   500   Northwest Airlines, Inc., Senior Notes,
              8.88%                                    B2    6/01/2006   $   453
--------------------------------------------------------------------------------

            ALTERNATIVE CARRIERS (1.4%)
    3,000   GT Group Telecom, Inc., Senior Discount
              Notes, 14.66%/13.25%, 2/01/2005 a      Caa1    2/01/2010       405
      500   RCN Corp., Senior Notes, 10.00%          Caa2   10/15/2007       185
      750   Williams Communications Group, Inc.,
              Senior Notes, 11.70%                   Caa1    8/01/2008       214
--------------------------------------------------------------------------------
                                                                             804
--------------------------------------------------------------------------------

            APPAREL & ACCESSORIES (0.8%)
      500   Kellwood Co., Senior Notes, 7.88%        Baa3    7/15/2009       446
--------------------------------------------------------------------------------

            APPAREL RETAIL (0.9%)
      500   William Carter Co., Senior Subordinated
              Notes, Series B, 10.88%                  B3    8/15/2011       540
--------------------------------------------------------------------------------

            AUTO PARTS & EQUIPMENT (0.9%)
      500   Delco Remy International, Inc., Senior
              Subordinated Notes, 11.00%               B3    5/01/2009       506
--------------------------------------------------------------------------------

            BROADCASTING & CABLE TV (10.1%)
      500   Canwest Media, Inc., Senior Subordinated
              Notes, 10.63%                            B2    5/15/2011       544
    1,000   Charter Communications Holdings LLC,
              Senior Discount Notes, 11.69%/13.50%,
              1/15/06 a                                B2    1/15/2011       665
    2,000   Charter Communications Holdings LLC,
              Senior Discount Notes, 11.75%/11.75%,
              5/15/06 a                                B2    5/15/2011     1,240
    1,000   Insight Communications, Inc., Senior
              Discount Notes, 12.81%/12.25%, 2/15/06a  B3    2/15/2011       636
    1,000   Mediacom Broadband LLC, Senior Notes,
              11.00%                                   B2    7/15/2013     1,105
      750   Ono Finance PLC, Senior Notes, 14.00%    Caa1    2/15/2011       521
      500   Radio One, Inc., Senior Subordinated
              Notes, Series B, 8.88%                   B3    7/01/2011       526

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

  $   500   Salem Communications Holding Corp.,
              Senior Subordinated Notes, Series B,
              9.00%                                    B3    7/01/2011   $   523
--------------------------------------------------------------------------------
                                                                           5,760
--------------------------------------------------------------------------------

            CASINOS & GAMING (6.9%)
      750   Alliance Gaming Corp., Senior
              Subordinated Notes, Series B, 10.00%     B3    8/01/2007       787
      500   Argosy Gaming Co., Senior Notes, 9.00%     B2    9/01/2011       535
      500   Boyd Gaming Corp., Senior Notes, 9.25%    Ba3    8/01/2009       517
      500   Boyd Gaming Corp., Senior Subordinated
              Notes, 9.50%                             B1    7/15/2007       518
      500   Choctaw Resort Development Enterprise,
              Senior Notes, 9.25%                      B1    4/01/2009       518
      500   Mandalay Resort Group, Senior
              Subordinated Notes, Series B, 10.25%    Ba3    8/01/2007       535
      500   Station Casinos, Inc., Senior
              Subordinated Notes, 9.88%                B2    7/01/2010       526
--------------------------------------------------------------------------------
                                                                           3,936
--------------------------------------------------------------------------------

            COMMODITY CHEMICALS (0.8%)
      500   Lyondell Chemical Co., Senior
              Subordinated Notes, 10.88%               B2    5/01/2009       458
--------------------------------------------------------------------------------

            CONSUMER FINANCE (0.8%)
      500   Metris Companies, Inc., Senior Notes,
              10.00%                                  Ba3   11/01/2004       483
--------------------------------------------------------------------------------

            DISTILLERS & VINTNERS (0.9%)
      500   Canandaigua Brands, Inc., Senior
              Subordinated Notes, 8.50%               Ba3    3/01/2009       517
--------------------------------------------------------------------------------

            DIVERSIFIED CHEMICALS (0.9%)
      500   Hercules, Inc., Senior Notes, 11.13%      Ba2   11/15/2007       530
--------------------------------------------------------------------------------

            DIVERSIFIED COMMERCIAL SERVICES (6.4%)
      500   Coinmach Corp., Senior Notes, 9.00% b      B2    2/01/2010       513
    1,000   KinderCare Learning Center, Inc., Senior
              Subordinated Notes, 9.50%                B3    2/15/2009       970

16

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

  $   500   Service Corporation International,
              Senior Notes, 6.00%                      B1   12/15/2005   $   454
    1,000   Stewart Enterprises, Inc., Senior
              Subordinated Notes, 10.75%               B2    7/01/2008     1,095
      500   Weight Watchers International, Inc.,
              Senior Subordinated Notes, 13.00%       Ba3   10/01/2009       580
--------------------------------------------------------------------------------
                                                                           3,612
--------------------------------------------------------------------------------

            DIVERSIFIED METALS & MINING (2.1%)
      625   Compass Minerals Group, Inc., Guaranteed
              Senior Subordinated Notes, 10.00% b      B3    8/15/2011       660
      500   Luscar Coal Ltd., Senior Notes, 9.75% b   Ba3   10/15/2011       531
--------------------------------------------------------------------------------
                                                                           1,191
--------------------------------------------------------------------------------

            ELECTRIC UTILITIES (2.9%)
    1,000   Calpine Canada Energy Finance,
              Senior Notes, 8.50%                     Ba1    5/01/2008       835
    1,000   Mirant Corp., Senior Notes, 7.90%         Ba1    7/15/2009       843
--------------------------------------------------------------------------------
                                                                           1,678
--------------------------------------------------------------------------------

            ELECTRICAL COMPONENTS & EQUIPMENT (1.0%)
      500   Actuant Finance Corp., Senior
              Subordinated Notes, 13.00%               B3    5/01/2009       567
--------------------------------------------------------------------------------

            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
      650   Asat Finance LLC, Guaranteed Senior
              Notes, 12.50%                            B1   11/01/2006       393
--------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES (2.2%)
      500   Allied Waste North America, Inc.,
              Senior Notes, 8.50% b                   Ba3   12/01/2008       502
      750   Allied Waste North America, Inc., Senior
              Subordinated Notes, Series B, 10.00%     B2    8/01/2009       765
--------------------------------------------------------------------------------
                                                                           1,267
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

            FOREST PRODUCTS (1.8%)
  $   500   Louisiana Pacific Corp., Senior
              Subordinated Notes, 10.88%              Ba2   11/15/2008   $   496
      500   Nexfor, Inc., Debentures, 8.13%          Baa2    3/20/2008       506
--------------------------------------------------------------------------------
                                                                           1,002
--------------------------------------------------------------------------------

            GOLD (0.4%)
      250   Agnico Eagle Mines Ltd., Convertible
              Debentures, 3.50%                        B2    1/27/2004       236
--------------------------------------------------------------------------------

            HEALTH CARE EQUIPMENT (0.9%)
      500   Insight Health Services Corp., Senior
              Subordinated Notes, 9.88%                B3   11/01/2011       519
--------------------------------------------------------------------------------

            HEALTH CARE FACILITIES (2.7%)
      500   HEALTHSOUTH Corp., Senior Notes, 8.38%    Ba1   10/01/2011       518
    1,000   United Surgical Partners, Senior
              Subordinated Notes, 10.00% b             B3   12/15/2011       997
--------------------------------------------------------------------------------
                                                                           1,515
--------------------------------------------------------------------------------

            HOME FURNISHINGS (0.5%)
      250   Interface, Inc., Senior Notes, 10.38% b    B2    2/01/2010       261
--------------------------------------------------------------------------------

            HOTELS (0.9%)
      500   Host Marriott L.P., Senior Unsecured
              Notes, 9.50% b                          Ba3    1/15/2007       523
--------------------------------------------------------------------------------

            HOUSEHOLD APPLIANCES (0.9%)
      500   Windmere-Durable Holdings, Inc., Senior
              Subordinated Notes, 10.00%               B2    7/31/2008       498
--------------------------------------------------------------------------------

            INDUSTRIAL MACHINERY (1.6%)
      325   Flowserve Corp., Senior Subordinated
              Notes, 12.25%                            B3    8/15/2010       366
      500   Terex Corp., Senior Subordinated Notes,
              Series B, 10.38%                         B2    4/01/2011       533
--------------------------------------------------------------------------------
                                                                             899
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

            INTEGRATED OIL & GAS (3.9%)
  $ 2,000   Pemex Finance Ltd., Senior Notes, 8.88%  Baa1   11/15/2010   $ 2,192
--------------------------------------------------------------------------------

            INTEGRATED TELECOMMUNICATION SERVICES (6.8%)
      250   AT&T Canada, Inc., Senior Discount
              Notes, 32.30%/10.75%, 11/01/02 a       Baa3   11/01/2007        50
      500   Intermedia Communications, Inc.,
              Senior Notes, 9.50%                    Baa2    3/01/2009       525
    2,500   Intermedia Communications, Inc.,
              Senior Subordinated Discount Notes,
              8.88%/12.25%, 3/01/04 a                Baa3    3/01/2009     2,187
      500   KMC Telecom Holdings, Inc.,
              Senior Notes, 13.50%                      C    5/15/2009        48
    1,000   Teleglobe, Inc., Guaranteed Debenture,
              7.20%                                  Baa3    7/20/2009       742
      500   Time Warner Telecom, Inc., Senior Notes,
              10.13%                                   B3    2/01/2011       343
--------------------------------------------------------------------------------
                                                                           3,895
--------------------------------------------------------------------------------

            METAL & GLASS CONTAINERS (1.8%)
      500   Owens-Brockway Glass Container,
              Senior Secured Notes, 8.88% b            B2    2/15/2009       502
      500   Tekni-Plex, Inc., Senior Subordinated
              Notes, Series B, 12.75%                  B3    6/15/2010       497
--------------------------------------------------------------------------------
                                                                             999
--------------------------------------------------------------------------------

            OIL & GAS EXPLORATION & PRODUCTION (1.8%)
      500   Magnum Hunter Resources, Inc.,
              Senior Notes, 10.00%                     B2    6/01/2007       500
      500   Westport Resources Corp., Senior
              Subordinated Notes, 8.25% b             Ba3   11/01/2011       511
--------------------------------------------------------------------------------
                                                                           1,011
--------------------------------------------------------------------------------

            OIL & GAS EQUIPMENT & SERVICES (1.7%)
      500   Dresser, Inc., Senior Notes, 9.38%         B2    4/15/2011       502
      500   Hanover Equipment Trust, Senior Secured
              Notes, Series B, 8.75% b                Ba3    9/01/2011       493
--------------------------------------------------------------------------------
                                                                             995
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

            OIL & GAS - REFINING & MARKETING (0.5%)
  $   250   Tesoro Petroleum Corp., Senior
              Subordinated Notes, 9.63% b              B1   11/01/2008   $   256
--------------------------------------------------------------------------------

            PACKAGED FOODS (1.9%)
      500   Del Monte Corp., Senior Subordinated
              Notes, 9.25%                             B3    5/15/2011       528
      500   Michael Foods Acquisition Corp., Senior
              Subordinated Notes, 11.75%               B2    4/01/2011       547
--------------------------------------------------------------------------------
                                                                           1,075
--------------------------------------------------------------------------------

            PAPER PACKAGING (1.9%)
      500   Longview Fibre Co., Senior Subordinated
              Notes, 10.00% b                          B2    1/15/2009       521
      500   Riverwood International Corp.,
              Senior Notes, 10.63%                     B3    8/01/2007       531
--------------------------------------------------------------------------------
                                                                           1,052
--------------------------------------------------------------------------------

            PAPER PRODUCTS (0.9%)
      500   Potlatch Corp., Senior Subordinated
              Notes, 10.00% b                         Ba1    7/15/2011       525
--------------------------------------------------------------------------------

            PERSONAL PRODUCTS (1.5%)
      250   Armkel Finance LLC, Senior Subordinated
              Notes, 9.50% b                           B2    8/15/2009       265
      375   Elizabeth Arden, Inc., Senior Secured
              Notes, Series B, 11.75%                  B1    2/01/2011       343
      250   Playtex Products, Inc., Senior
              Subordinated Notes, 9.38%                B2    6/01/2011       266
--------------------------------------------------------------------------------
                                                                             874
--------------------------------------------------------------------------------

            PHARMACEUTICALS (1.5%)
      750   Warner Chilcott, Inc., Senior Notes,
              Series B, 12.63%                         B2    2/15/2008       847
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

            RAILROADS (3.3%)
  $   500   Kansas City Southern Railway Co.,
              Senior Notes, 9.50%                     Ba2   10/01/2008   $   543
    1,500   TFM S.A. de C.V., Senior Discount
              Debentures, 13.39%/11.75%, 6/15/2002 a   B1    6/15/2009     1,342
--------------------------------------------------------------------------------
                                                                           1,885
--------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS (3.9%)
      500   Felcor Lodging L.P., Senior Notes, 9.50%  Ba3    9/15/2008       521
    1,700   TriNet Corporate Realty Trust, Inc.,
              Dealer Remarketed Securities, 6.75%     Ba1    3/01/2003     1,690
--------------------------------------------------------------------------------
                                                                           2,211
--------------------------------------------------------------------------------

            SEMICONDUCTORS (1.0%)
      500   Fairchild Semiconductor Corp., Senior
              Subordinated Notes, 10.50%               B2    2/01/2009       542
--------------------------------------------------------------------------------

            SPECIALTY CHEMICALS (2.7%)
      500   ISP Chemco, Inc., Senior Subordinated
              Notes, Series B, 10.25%                  B2    7/01/2011       528
      500   MacDermid, Inc., Senior Subordinated
              Notes, 9.13%                            Ba3    7/15/2011       513
      500   Noveon, Inc., Senior Subordinated Notes,
              Series B, 11.00%                         B3    2/28/2011       518
--------------------------------------------------------------------------------
                                                                           1,559
--------------------------------------------------------------------------------

            WATER UTILITIES (1.0%)
      750   Azurix Corp., Senior Notes, 10.38%         Ca    2/15/2007       596
--------------------------------------------------------------------------------

            WIRELESS TELECOMMUNICATION SERVICES (8.9%)
    1,000   Airgate PCS, Inc., Senior Subordinated
              Discount Notes, 13.73%/13.50%,
              10/01/2004 a                           Caa1   10/01/2009       705
      500   American Tower Corp., Senior Notes,
              9.38%                                    B3    2/01/2009       353
      500   Horizon PCS, Inc., Senior Notes,
              13.75% b                               Caa1    6/15/2011       463
      500   Independent Wireless One Holdings, Inc.,
              Senior Notes and Warrants, 14.00%      Caa1    1/15/2011       488

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT                                         MOODY'S                  VALUE
    (000)   SECURITY                               RATING     MATURITY     (000)
--------------------------------------------------------------------------------

  $ 1,000   Leap Wireless International, Inc.,
              Senior Notes, 12.50%                   Caa2    4/15/2010   $   735
      630   Leap Wireless International, Inc.,
              Senior Discount Notes, 23.94%/14.50%,
              4/15/05 a                              Caa2    4/15/2010       192
      500   Nextel Partners, Inc., Senior Notes,
              12.50% b                                 B3   11/15/2009       414
    1,000   SBA Communications Corp., Senior
              Discount Notes, 12.65%/12.71%,
              3/01/2003 a                              B3    3/01/2008       650
    1,500   US Unwired, Inc., Senior Subordinated
              Discount Notes, Series B, 13.17%/13.38%,
              11/01/2004 a                             B3   11/01/2009     1,042
--------------------------------------------------------------------------------
                                                                           5,042
--------------------------------------------------------------------------------
            Total corporate obligations (cost: $55,481)                   54,150
--------------------------------------------------------------------------------



                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            COMMON STOCKS, WARRANTS, AND CERTIFICATES (0.7%)

            ALTERNATIVE CARRIERS (0.0%)c
    3,000   GT Group Telecom, Inc., Warrants b                                15

            BROADCASTING & CABLE TV (0.0%)c
      750   Ono Finance PLC, Equity Value
              Certificates                                                     4

            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)c
      500   Asat Finance LLC, Warrants b                                       8

            REAL ESTATE INVESTMENT TRUSTS (0.6%)
   17,000   Entertainment Properties Trust                                   346

            WIRELESS TELECOMMUNICATION SERVICES (0.0%)c
      500   Independent Wireless One Holdings, Inc.,
              Equity Value Certificates b                                     20
--------------------------------------------------------------------------------
            Total common stocks, warrants, and certificates (cost: $203)     393
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            PREFERRED STOCKS (1.1%)

            WIRELESS TELECOMMUNICATION SERVICES (1.1%)
      682   Crown Castle International Corp., PIK,
              12.75%, cumulative redeemable                              $   399
      614   Nextel Communications, Inc., PIK, Series
              E, 11.13%, cumulative redeemable                               249
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $1,200)                            648
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $56,884)                            $55,191
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          Moody's ratings - Moody's Investors Service evaluates bonds and determines a rating based on the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to have the least credit risks. Other things being equal, lower-rated bonds are those having higher yields due to greater risk. Ratings may range from Aaa (highly unlikely to default) to D (in default).

          The percentages shown represent the percentages of the investments to net assets.

          Pay-in-kind (PIK) - securities in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Stepped coupon note initially issued in zero-coupon form that converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero-coupon form. Interest rates presented represent the zero-coupon effective yield at the date of purchase and the coupon rate after the conversion date.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS
                          (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


          (b) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

          (c) Represents less than 0.1% of net assets.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $56,884)                                     $  55,191
   Cash                                                                     339
   Collateral for securities loaned, at market value*                     1,152
   Receivables:
      Capital shares sold                                                   193
      Interest                                                            1,240
      Securities sold                                                       126
                                                                      ---------
         Total assets                                                    58,241
                                                                      ---------

LIABILITIES

   Payable upon return of securities loaned                               1,152
   Capital shares redeemed                                                  170
   USAA Investment Management Company                                        17
   USAA Transfer Agency Company                                               9
                                                                      ---------
      Total liabilities                                                   1,348
                                                                      ---------
         Net assets applicable to capital shares outstanding          $  56,893
                                                                      =========

REPRESENTED BY:

   Paid-in capital                                                    $  65,067
   Accumulated undistributed net investment loss                             (1)
   Accumulated net realized loss on investments                          (6,480)
   Net unrealized depreciation of investments                            (1,693)
                                                                      ---------
         Net assets applicable to capital shares outstanding          $  56,893
                                                                      =========
  *Including securities on loan of:                                   $   1,117
                                                                      =========
   Capital shares outstanding                                             6,684
                                                                      =========
   Authorized shares of $.01 par value                                  100,000
                                                                      =========
   Net asset value, redemption price, and offering price per share    $    8.51
                                                                      =========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA HIGH-YIELD OPPORTUNITIES FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT INCOME

   Income
      Dividends                                                        $     76
      Interest                                                            2,913
                                                                       --------
        Total income                                                      2,989
                                                                       --------
   Expenses:
      Management fees                                                       137
      Administrative and servicing fees                                      41
      Transfer agent's fees                                                  50
      Custodian's fees                                                       23
      Postage                                                                 6
      Shareholder reporting fees                                             10
      Directors' fees                                                         2
      Registration fees                                                      11
      Professional fees                                                      12
      Other                                                                   3
                                                                       --------
         Total expenses before reimbursement                                295
      Expenses reimbursed                                                   (22)
                                                                       --------
         Net expenses                                                       273
                                                                       --------
            Net investment income                                         2,716
                                                                       --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized loss on investments                                      (1,710)
   Change in net unrealized appreciation/depreciation                    (1,137)
                                                                       --------
            Net realized and unrealized loss                             (2,847)
                                                                       --------
Decrease in net assets resulting from operations                       $   (131)
                                                                       ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA HIGH-YIELD OPPORTUNITIES FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001

                                                          1/31/2002   7/31/2001
FROM OPERATIONS                                           ---------------------

   Net investment income                                  $   2,716   $   5,395
   Net realized loss on investments                          (1,710)     (4,326)
   Change in net unrealized appreciation/depreciation
      of investments                                         (1,137)        205
                                                          ---------------------
      Increase (decrease) in net assets resulting
         from operations                                       (131)      1,274
                                                          ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                     (2,731)     (5,505)
                                                          ---------------------
   Net realized gains                                             -         (10)
                                                          ---------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                 19,558      41,309
   Reinvested dividends                                       1,926       3,128
   Cost of shares redeemed                                  (15,557)    (31,275)
                                                          ---------------------
      Increase in net assets from
         capital share transactions                           5,927      13,162
                                                          ---------------------
Net increase in net assets                                    3,065       8,921

NET ASSETS

   Beginning of period                                       53,828      44,907
                                                          ---------------------
   End of period                                          $  56,893   $  53,828
                                                          =====================
Accumulated undistributed (overdistributed)
   net investment income:
   End of period                                          $      (1)  $      14
                                                          =====================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                2,241       4,447
   Shares issued for dividends reinvested                       223         342
   Shares redeemed                                           (1,792)     (3,370)
                                                          ---------------------
      Increase in shares outstanding                            672       1,419
                                                          =====================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA High-Yield Opportunities Fund (the
          Fund). The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset arrangements did not affect expenses.

          E. HIGH-YIELD DEBT SECURITIES - Although the Fund has a diversified portfolio, 80.7% of its net assets were invested in non-investment- grade (high-yield) securities at January 31, 2002. Participation in

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


              high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $4,760,000, which will expire between 2009 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $26,117,000 and $20,407,000, respectively.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


          The  cost  of  securities,   for  federal  income  tax  purposes,   is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of January 31, 2002, were $2,230,000 and $3,923,000, respectively.


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments may be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2002, the Fund loaned securities having a fair value of approximately $1,117,000 and held collateral of $1,152,000 for the loans.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Yield Bond Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper High Current Yield Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   0.20% to 0.50%           +/-  0.04%
       +/-   0.51% to 1.00%           +/-  0.05%
       +/-   1.01% and greater        +/-  0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets through November 30, 2002, after the effect of any custodian fee offset arrangements. In subsequent periods, the Manager may recover from the Fund all or a portion of expenses waived or reimbursed, provided that such recovery is made not later than three years from the Fund's inception date of August 2, 1999, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed the voluntary expense limitations in place for those years.

          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice the Fund has been following since inception. The guide also requires the Fund to classify as interest income gains and losses realized on mortgage-backed and asset-backed securities. The Fund was already following these requirements; therefore, they have no impact on the Fund's net asset value or financial statements.

36

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA HIGH-YIELD OPPORTUNITIES FUND
JANUARY 31, 2002 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                     SIX-MONTH
                                  PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                                   JANUARY 31,       JULY 31,       JULY 31,
                                  ------------------------------------------
                                          2002           2001           2000*
                                  ------------------------------------------
Net asset value at
   beginning of period                 $  8.95        $  9.78        $ 10.00
Net investment income                      .44           1.03           1.08a
Net realized and
   unrealized loss                        (.44)          (.80)          (.33)
Distributions from net
   investment income                      (.44)         (1.06)          (.97)
                                  ------------------------------------------
Net asset value at
   end of period                       $  8.51        $  8.95        $  9.78
                                  ==========================================
Total return (%)**                        0.01           2.68           7.80
Net assets at
   end of period (000)                 $56,893        $53,828        $44,907
Ratio of expenses to
   average net assets (%)                 1.00b,c         .76c           .75
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)                     1.08b,c        1.02c          1.19
Ratio of net investment
   income to average
   net assets (%)                         9.92b         11.17          10.30
Portfolio turnover (%)                   38.76         104.20          51.88

  * Fund commenced operations on August 2, 1999.
 ** Assumes reinvestment of all dividend income distributions during the period.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total expenses prior to any custodian fee offset arrangements. If the custodian fee credit were excluded from the calculation, the expense ratio for each period would have been reduced as follows:

                                             -           0.01%           N/A

NOTES
--------------------------------------------------------------------------------

38

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                    DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

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




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